SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement           |_|  Confidential, For Use of the
|X|  Definitive Proxy Statement                 Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule-14a-11(c)-or Rule-14a-12

                         California Water Service Group
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

California Water Service Group
Notice of 2004 Annual Meeting and Proxy Statement

                                                          You're in Good Company

                                [GRAPHIC OMITTED]

[LOGO]  California Water Service Group
        California Water Service Company, Hawaii Water Service Company,
        New Mexico Water Service Company, Washington Water Service Company and CWS Utility Services
        1720 North First Street * San Jose, CA 95112-4598 * (408) 367-8200

March 26, 2004

Dear Fellow Stockholder:

      You are cordially invited to attend our Annual Meeting of Stockholders at 10:00 a.m. on Wednesday, April 28, 2004, at the executive offices of California Water Service Group, located at 1720 North First Street in San Jose, California.

      With this letter, we are including the notice for the Annual Meeting, the proxy statement, the proxy card and the 2003 Annual Report. You may vote over the Internet, by telephone or by the traditional proxy card. Please see the proxy card for instructions on these methods of voting.

      As you review this proxy statement, you may wish to keep in mind the two items that you will be deciding. First, you will be deciding who will serve as the Group's directors until the next Annual Meeting. The directors also will serve on the Boards of two of the Group's subsidiaries, California Water Service Company and CWS Utility Services. Second, you will be deciding on the ratification of the appointment of independent auditors.

      Whether or not you plan to attend the Annual Meeting on April 28, 2004, I hope you will vote as soon as possible. Your vote is important.

      Thank you for your investment in the California Water Service Group.

Sincerely,


/s/ ROBERT W. FOY

ROBERT W. FOY
CHAIRMAN OF THE BOARD


                                                California Water Service Group 1

2004 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING ..................   5
  What am I voting on? ..................................................................   5
  Who may attend the Annual Meeting? ....................................................   5
  Who is entitled to vote? ..............................................................   5
  How many votes do I get? ..............................................................   5
  What is "cumulative voting" and how does it work? .....................................   5
  How are the directors elected? ........................................................   5
  Who are the Board's nominees? .........................................................   5
  What is the required vote for the second proposal to pass? ............................   5
  How do I vote? ........................................................................   5
  What if I change my mind after I return my proxy? .....................................   6
  Will my shares be voted if I do not return my proxy? ..................................   6
  What happens if my shares are held by my stockbroker? .................................   6
  What happens if I abstain from voting on a proposal? ..................................   6
  Who will count the vote? ..............................................................   6
  What does it mean if I get more than one proxy card? ..................................   7
  What constitutes a quorum? ............................................................   7
  What percentage of stock do the directors and executive officers own? .................   7
  Who are the largest stockholders? .....................................................   7
  What is the deadline for submitting stockholder proposals for the Group's proxy
   materials for next year's Annual Meeting? ............................................   7
  How can a stockholder propose a nominee for the Board? ................................   7
  How can a stockholder propose business at a stockholders' meeting? ....................   8
  How can a stockholder contact the independent directors, the director who chairs the
   Board's executive sessions or the full Board? ........................................   8
  Can I make comments and/or ask questions during the Annual Meeting? ...................   8
BOARD STRUCTURE .........................................................................   9
Committees ..............................................................................   9
  Audit .................................................................................   9
  Compensation ..........................................................................   9
  Finance ...............................................................................   9
  Nominating/Corporate Governance .......................................................   9
  Executive .............................................................................   9
Independence Of Directors ...............................................................  10
Director Qualifications .................................................................  11
Identification of Director Nominees .....................................................  11
Executive Sessions of the Board .........................................................  11
Corporate Governance Guidelines .........................................................  11
Director Compensation Arrangements ......................................................  12
Annual Meeting Attendance ...............................................................  12
PROPOSAL NO. 1--ELECTION OF DIRECTORS ...................................................  13
STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS .............................  16
  Ownership of Directors and Executive Officers .........................................  16
  Ownership of Largest Principal Stockholders ...........................................  17
  Section 16(a) Beneficial Ownership Reporting Compliance ...............................  17


2 California Water Service Group

2004 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS

EXECUTIVE COMPENSATION .................................................................. 18
  Summary Compensation Table ............................................................ 18
  Severance Agreements .................................................................. 18
  Option/SAR Grants in 2003 ............................................................. 18
  Aggregated Option/SAR Exercises in 2003 and 2003 Fiscal Year-End Option/SAR Values .... 19
  Equity Compensation Plan Information .................................................. 19
  Pension Plans ......................................................................... 20
  Report of the Compensation Committee of the Board of Directors on Executive
     Compensation ....................................................................... 21
  Compensation Committee Interlocks and Insider Participation ........................... 22
AUDIT COMMITTEE ......................................................................... 23
  Report of the Audit Committee ......................................................... 23
  Relationship with Independent Auditors ................................................ 24
PERFORMANCE GRAPH ....................................................................... 25
PROPOSAL NO. 2--RATIFICATION OF SELECTION OF KPMG LLP AS AUDITORS FOR 2004 .............. 26
CERTAIN TRANSACTIONS .................................................................... 27
OTHER MATTERS ........................................................................... 27
APPENDIX A .............................................................................. 28
  Audit Committee Charter ............................................................... 28

For directions to the Annual Meeting, please refer to the map on the inside back cover


                                                California Water Service Group 3

CALIFORNIA WATER SERVICE GROUP
1720 North First Street
San Jose, CA 95112-4598
(408) 367-8200

Notice of Annual Meeting of Stockholders

Time                10:00 a.m. on Wednesday, April 28, 2004

Place Executive Offices of California Water Service Group, 1720 North First Street, San Jose, California

Items of Business   (1) To elect directors
                    (2) To ratify the appointment of independent auditors
                    (3) To  consider  such  other  business as may properly come before the meeting

Record  Date        You are  entitled to vote if you were a  stockholder  at the close of business on Friday, February 27, 2004.

Voting by Proxy     Please  submit  a proxy  as soon as  possible  so that  your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by mail. For specific instructions, please refer to the Questions and Answers beginning on page 5 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors

PAUL G. EKSTROM
CORPORATE SECRETARY

This notice of meeting and proxy statement and accompanying proxy card are being distributed beginning on or about March 26, 2004.


4 California Water Service Group

Questions and Answers About the Proxy Materials and the Annual Meeting

What am I voting on?

*     Election of nine directors to serve until the 2005 Annual Meeting.

* Ratification of the Audit Committee's selection of KPMG LLP as the Group's independent auditors for 2004.

      Those elected to serve as the Group's directors also will serve as the directors of California Water Service Company and CWS Utility Services, two of the Group's operating subsidiaries.

Who may attend the Annual Meeting?

All Group stockholders may attend.

Who is entitled to vote?

Stockholders of record at the close of business on February 27, 2004 (the "Record Date"), or those with a valid proxy from a brokerage firm or another similar organization which held shares on the Record Date.

How many votes do I get?

Each share of common stock is entitled to one vote. Each share of preferred stock is entitled to 16 votes. You may also use "cumulative voting" in the election of directors.

What is "cumulative voting" and how does it work?

Stockholders or persons holding a valid proxy may "cumulate" their votes for the election of directors. That is, they may give one candidate nine votes for each common share owned. Instead of casting one vote for each of the nine candidates they may cast all nine votes for a single candidate or, they may distribute their votes on the same principle among as many candidates as they desire. Because each preferred share is entitled to 16 votes, preferred stockholders may cumulate 144 votes (16 x 9) for each share owned. If you do not indicate otherwise, the proxies may use their discretion to cumulate votes.

How are the directors elected?

The nine nominees receiving the highest number of votes are elected to the Board. Common and preferred shares vote together on directors.

Who are the Board's nominees?

The nominees are Douglas M. Brown, Robert W. Foy, Edward D. Harris, Jr., M.D., Bonnie G. Hill, David N. Kennedy, Richard P. Magnuson, Linda R. Meier, Peter C. Nelson, and George A. Vera. All the nominees are current Board members. See pages 13-15 for biographical information, including the nominees' current directorships in other publicly held companies.

What is the required vote for the second proposal to pass?

In order for the Audit Committee's selection of KPMG LLP as auditors to be ratified, the proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

How do I vote?

You may vote by mail.

      You do this by signing the proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote by telephone.

      You do this by following the "Vote by Telephone" instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. You must have a touch-tone phone to vote by telephone.


                                                California Water Service Group 5

Questions and Answers About the Proxy Materials and the Annual Meeting

You may vote on the Internet.

      You do this by following the "Vote by Internet" instructions on the proxy card. If you vote on the Internet, you do not have to mail in your proxy card.

You may vote in person at the meeting.

      We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

      If you return a signed card but do not provide voting instructions, your shares will be voted:

*     for the nine named director nominees

*     for the approval of the selection of auditors

      We have been advised by counsel that these telephone and Internet voting procedures comply with Delaware law.

What if I change my mind after I return my proxy?

You may revoke your proxy any time before the polls close at the meeting. You may do this by:

*     signing another proxy with a later date,

* voting by telephone or on the Internet (your latest telephone or Internet proxy is counted),

*     voting again at the meeting, or

* notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy?

If you are a stockholder of record (that is, you hold your shares in your own name), your shares will not be voted unless you attend the meeting and vote in person. Different rules apply if your stockbroker holds your shares for you.

What happens if my shares are held by my stockbroker?

Your stockbroker, under certain circumstances, may vote your shares.

      Stockbrokers must write to you asking how you want your shares voted. However, if you do not respond, stockbrokers have authority under exchange regulations to vote your unvoted shares on certain "routine" matters, including election of directors and approval of auditors. If you wish to change voting instructions you give to your stockbroker, you must ask your stockbroker how to do so.

      If you do not give your stockbroker voting instructions, the stockbroker may either:

* proceed to vote your shares on routine matters and refrain from voting on non-routine matters, or

*     leave your shares entirely unvoted.

      Shares that your stockbroker does not vote ("stockbroker non-votes") will count towards the quorum only. We encourage you to provide your voting instructions to your stockbroker. This ensures that your shares will be voted at the meeting.

      You may have granted to your stockbroker discretionary voting authority over your account. If so, your stockbroker may be able to vote your shares even on non-routine matters, depending on the terms of the agreement you have with your stockbroker.

What happens if I abstain from voting on a proposal?

If you abstain from voting on a proposal (either by proxy or in person at the Annual Meeting), your shares will be counted in determining whether we have a quorum, but the abstention will have the same effect as a vote against a proposal.

Who will count the vote?

Representatives of EquiServe, our transfer agent, will serve as the inspector of elections and count the votes.


6 California Water Service Group

Questions and Answers About the Proxy Materials and the Annual Meeting

What does it mean if I get more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

What constitutes a quorum?

A majority of the outstanding shares--present at the Annual Meeting or represented by persons holding valid proxies--constitutes a quorum. If you submit a valid proxy card, your shares will be part of the quorum.

      Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another time and place.

      At the Record Date, there were approximately 4,500 stockholders of record. There were 16,932,046 shares of our common stock outstanding and entitled to vote at the Annual Meeting and 139,000 shares of our preferred stock outstanding and entitled to vote at the Annual Meeting.

What percentage of stock do the directors and executive officers own?

Together, they own less than one percent of our common and preferred stock. See page 16 for more details.

Who are the largest stockholders?

As of January 1, 2004, the largest principal stockholders were:

* SJW Corp. (1,099,952 shares of common stock, representing 6.3% of our common stock); and

* Participants in the Employees Savings Plan of California Water Service Company, a Company-sponsored 401(k) plan (458,658 shares of common stock, representing 2.7% of our common stock).

      See page 17 for more details.

What is the deadline for submitting stockholder proposals for the Group's proxy materials for next year's Annual Meeting?

Any proposals which stockholders intend to present at the 2005 Annual Meeting of stockholders must be received by the Corporate Secretary of the Group by November 26, 2004 in order to be considered for inclusion in the Group's 2005 proxy materials. A proposal and any supporting statement together may not exceed 500 words. Please submit the proposal to Paul G. Ekstrom, Corporate Secretary,
California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

How can a stockholder propose a nominee for the Board?

Any stockholder of record who is entitled to vote at a stockholders' meeting may propose a nominee for the Board. The by-laws contain the requirements for doing so. Contact the Corporate Secretary to request a copy of the full by-law requirements. Briefly, a stockholder must give timely prior notice to the Group. The notice must be received by the Corporate Secretary at the Group's principal place of business by the 150th day before the first anniversary of the prior year's Annual Meeting. If we move the date of the meeting by more than thirty days before or more than sixty days after the date of the previous meeting, notice is due by the 150th day before the Annual Meeting or the 10th day after we publicly announce the holding of the meeting.

      If the Board calls a special meeting to elect directors, stockholder notice is due by the 150th day prior to that meeting or the 10th day after we publicly announce the holding of the special meeting and identify the Board's director nominees. The by-laws do not affect the rights of preferred holders to nominate directors where they are otherwise entitled to do so.

      The by-laws specify what the notice must contain. The notice deadline for the 2005 Annual Meeting is November 30, 2004.


                                                California Water Service Group 7

Questions and Answers About the Proxy Materials and the Annual Meeting

How can a stockholder propose business at a stockholders' meeting?

Any stockholder of record who is entitled to vote at a stockholders' meeting may propose business for the meeting. Just as with nominations, the by-laws contain the requirements. Contact the Secretary of the Group and request a copy of the full by-law requirements. The stockholder must give timely prior notice to the Group. The deadlines are the same as for stockholder nominations discussed above. If the Group's Secretary receives a proposal after that deadline it will be considered untimely, and the persons named in the proxy for the 2005 meeting may exercise their discretion in voting with respect to the proposal.

      The by-laws specify what the notice must contain. Stockholders must comply with all requirements of the securities laws regarding proposals. The by-laws do not affect any stockholder right to request inclusion of proposals in the Group's proxy statement under the rules of the Securities and Exchange Commission.

      Because of the 150-day notice requirement discussed above, stockholders who have not given prior notice may not raise a proposal (or a nomination) at this year's meeting.

How can a stockholder contact the independent directors, the director who chairs the Board's executive sessions or the full Board?

Stockholders may address inquiries to any of the Group's directors, to the director who chairs the Board's executive sessions, or to the full Board, by writing to Paul G. Ekstrom, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598. All such communications are sent directly to the intended recipient.

Can I make comments and/or ask questions during the Annual Meeting?

Yes, most certainly. Stockholders wishing to address the meeting are welcome to do so by adhering to the following guidelines:

1. Stockholders may address the meeting when recognized by the Chairman or President and Chief Executive Officer.

2. Each stockholder, when recognized, should stand and identify himself or herself.

3. Stockholder remarks must be limited to matters before the meeting and may not exceed 2 minutes in duration per speaker. No cameras, video or recording equipment will be permitted at the meeting.


8 California Water Service Group

Board Structure

This section briefly describes the structure of the Board and the functions of the principal committees of the Board. The charters for the Audit, Compensation, Finance and Nominating/Corporate Governance committees are posted on the Group's website at http://www.calwatergroup.com. The Audit Committee charter is also attached as Appendix A to this proxy statement.

The Group's policy is that all directors must be able to devote the required time to carry out director responsibilities and should attend all meetings of the Board and of Committees on which they sit.

Committees:

AUDIT: Reviews the Group's auditing, accounting, financial reporting and internal audit functions. Also, the Committee is directly responsible for the appointment, compensation and oversight of the independent auditors, subject to stockholder ratification. All members are non-employee directors, are independent as defined in the listing standards of the New York Stock Exchange and meet the additional independence and financial literacy requirements for audit committee members imposed by the Sarbanes-Oxley Act and the rules of the SEC thereunder. The Group has not relied on any exemptions in the SEC's rules from the audit committee independence requirements.

The Board has determined that George A. Vera, chair of the Audit Committee, is a financial expert and is independent as defined in the rules of the SEC and in the listing standards of the New York Stock Exchange. This means that the Board believes Mr. Vera has:

      (i) an understanding of generally accepted accounting principles and financial statements;

      (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

      (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Group's financial statements, or experience actively supervising one or more persons engaged in such activities;

      (iv)  an understanding of internal control over financial reporting; and

      (v)   an understanding of audit committee functions.

Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

COMPENSATION: Reviews the Group's executive compensation and employee benefit plans and programs, including their establishment, modification and administration. All members are non-employee directors and independent as defined in the listing standards of the New York Stock Exchange.

FINANCE: Established in 2003 to assist the Board in reviewing the Group's financial policies, strategies and capital structure, and to make reports and recommendations to the Board as the Committee deems advisable. All members are non-employee directors and independent as defined in the listing standards of the New York Stock Exchange.

NOMINATING/CORPORATE GOVERNANCE: Established to assist the Board by (i) identifying candidates and nominating individuals qualified to become Board members and (ii) developing and recommending a set of corporate governance principles applicable to the Group. All members are non-employee directors and are independent as defined in the listing standards of the New York Stock Exchange.

EXECUTIVE: Has limited powers to act on behalf of the Board whenever it is not in session. This Committee meets only as needed. The Committee consists of two non-employee directors and two employee directors.

      During 2003, there were 11 regular meetings of the Board, four meetings of the Audit Committee, four meetings of the Compensation Committee, one meeting of the Finance Committee, two meetings of the Nominating/Corporate Governance Committee and one meeting of the Executive Committee. Each of the director-nominees who served on the Board of California Water Service Group in 2003 attended at least 88% of all Board and applicable committee meetings. Collectively, they attended an average of 98% of all of the Board and applicable committee meetings.


                                                California Water Service Group 9

Independence of Directors:

The Board has adopted a standard of director independence. The standard determines that a director is independent if he or she has no material relationship, whether commercial, industrial, banking, consulting, accounting, legal, charitable or familial, with the Group, either directly or indirectly as a partner, stockholder or officer of an entity that has a material relationship with the Group.

A director is not independent if he or she fails the standard for independence in Section 303A of the New York Stock Exchange Listed Company Manual. The following relationships or transactions disqualify a person from being considered independent:

* employment of the director or of an immediate family member within the last three years as an executive officer of the Group, or employment of the director within the last three years as an employee of the Group;

* receipt within the past three years by the person, or by an immediate family member of the person, of more than $100,000 in direct compensation from the Group, other than director or committee fees and pension or other forms of deferred compensation for prior service;

* affiliation or employment of a director, or affiliation with or employment of an immediate family member of the director in a professional capacity, within the past three years with the Group's auditors;

* employment of the director or of an immediate family member within the last three years with a company whose compensation committee includes an executive officer of the Group;

* being an executive officer or employee of a customer that accounts for at least 2% or $1 million, whichever is greater, of the Group's consolidated gross revenues, or an executive officer or employee of a vendor or other party for which the Group accounts for at least 2% or $1 million, whichever is greater, of the party's consolidated gross revenues, within the past three years.

The Board has determined that none of the following relationships, in itself, is material for purposes of these standards:

*     being a residential customer of the Group;

* being an executive officer or employee, or being otherwise affiliated with, a commercial customer from which Cal Water's consolidated gross revenues in any of the last three years are or were not more than the greater of (i) 1% of Cal Water's consolidated gross revenues for the year or (ii) $500,000;

* being an executive officer or employee of a supplier or vendor that has or had consolidated gross revenues from the Group in any of the last three years of not more than the lesser of (i) 1% of Cal Water's consolidated gross revenues for the year or (ii) $500,000;

* having a 5% or greater ownership interest or similar financial interest in a supplier or vendor that has or had consolidated gross revenues from the Group in any of the last three years of not more than the lesser of (i) 1% of Cal Water's consolidated gross revenues for such year or (ii) $500,000;

*     being a director of any of the Group's subsidiaries.

If a director is eligible for treatment as an independent director under Section 303A but has a relationship with the Group other than one of the five relationships described above, the Board or the Nominating/Corporate Governance Committee will review the facts and circumstances of the relationship and make a good faith determination whether it considers the director independent in light of the purposes of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange listing standards and, if it determines that the director is independent, will disclose the basis for its determination in the Group's proxy statement for its next Annual Meeting of stockholders as required by applicable laws and regulation.

In making a determination regarding independence of a director, the Board will consider, among other things, the materiality of the relationship to the Group, to the director, and, if applicable, to the organization with which the director is affiliated.

The Board has determined that a majority of the members of the Board meet the standard and also are "independent," as defined in the listing standards of the New York Stock Exchange.


10 California Water Service Group

Director Qualifications

The Group seeks directors with the following specific qualifications:

*     shows evidence of leadership in his/her particular field;

*     has broad experience and exercises sound business judgment;

*     has expertise in an area of importance to Group and its subsidiaries;

*     is able to work in a collegial Board environment;

*     has the highest personal and professional ethics and integrity;

*     is  able  to   devote   the   required   time  to   carry   out   director
      responsibilities;

* has the ability and willingness to contribute special competencies to Board activities, to include appointment to Board committees;

* is free from conflicts of interest which would interfere with serving and acting in the best interests of the Group and its stockholders;

* is the highest caliber individual who has achieved a level of prominence in his or her career; for example, a CEO or highest level financial officer of a sizeable corporation, a director of a major corporation, a prominent civic or academic leader, etc.

In addition, Section 2.8 of the Group's by-laws contains requirements which a person must meet to avoid conflicts of interest which would disqualify that person from serving as a director.

Identification of Director Nominees

The Group identifies new director candidates by director recommendations and by the use of search firms selected by the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee has selected the search firm of SpencerStuart to identify new director candidates.

The Group considers nominees of stockholders in the same manner as all other nominees. The Group will consider director nominees recommended by stockholders who adhere to the procedure described under "Questions and Answers About the Proxy Materials and the Annual Meeting--How can a stockholder propose a nominee for the Board" on page 7.

Executive Sessions of the Board

As required by the listing standards of the New York Stock Exchange, the Group schedules regular executive sessions of directors in which directors meet without management participation. Mr. Douglas M. Brown has been appointed to chair these sessions.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines as defined by the listing standards of the New York Stock Exchange. The guidelines are posted on the Group's website at http://www.calwatergroup.com. The guidelines are also available in written form upon request to Paul G. Ekstrom, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.


                                               California Water Service Group 11

Director Compensation Arrangements

The following table provides information on the Group's compensation and reimbursement practices during fiscal year 2003 for non-employee directors, as well as the range of compensation paid to non-employee directors who served during the 2003 fiscal year. Directors who are employed by the Group receive no compensation for their Board activities except a fee for attending each Board meeting. Directors receive no additional compensation for serving on the Boards of the Group's subsidiaries.

Director Compensation Table For Fiscal Year 2003

Annual Director Retainer                                                 $20,000
Board and Committee Meeting Attendance Fee                               $ 1,250
Range of Committee Meeting Attendance Fees Paid to Directors   $5,000 -- $17,500
Committee Meeting Attendance Fee for Committee Chairs                    $ 2,500

COMPENSATION. In 2003, Directors Brown, Harris, Magnuson, Meier and Vera received an annual retainer of $20,000. Directors Hill and Kennedy, elected to the Board in April 2003, received an annual retainer of $15,000. Effective January 1, 2004, non-employee directors are paid an annual retainer of $20,800 and a meeting attendance fee of $1,300, and non-employee committee chairs are paid a meeting attendance fee of $2,600. Effective January 1, 2004, the Audit Committee Chair is paid an annual retainer of $7,500.

DEFERRED COMPENSATION PLAN. The Group has established the California Water Service Group Deferred Compensation Plan, an unfunded deferred compensation program for non-employee directors, executive officers and managers. Under the plan, non-employee directors may defer up to 100% of their annual retainer with a minimum annual deferral of $5,000. The plan also allows non-employee directors to defer 100% of their meeting fees. Directors who are also executive officers may defer 100% of their meeting fees and up to 50% of their annual salary with a minimum annual deferral of $5,000. Other executive officers and managers who elect to participate in the plan may defer up to 50% of their annual salary, with a minimum deferral of $5,000. Amounts deferred are fully vested and recorded by the Group as general liabilities and the value of deferrals fluctuate according to one of several investment indices selected by the participant. Funds are distributed from this plan when the participant ceases to be a director (unless the participant is an employee, in which case distribution occurs when employment terminates). Distributions also are available upon a showing of hardship. Amounts remaining undistributed at death are distributed to the participant's designated beneficiary or beneficiaries. The Group is under no obligation to make any investment or otherwise fund the plan. Participants are general, unsecured creditors of the Group.

RETIREMENT PLAN. The Group has established a directors' retirement plan. Any director who retires after serving on the Board for a total of five or more years (including service on the California Water Service Company Board before January 1, 1998) will receive a benefit equal to the annual retainer paid to our non-employee directors at the time of the director's retirement. This benefit will be paid annually for the number of years the director served on the Board, up to 10 years.

Annual Meeting Attendance

All directors are expected to attend each Annual Meeting of the Group's stockholders, unless attendance is prevented by an emergency. Except for Langdon
W. Owen, who was ill, all of the Group's directors who were in office at that time attended the Group's 2003 Annual Meeting of stockholders.


12 California Water Service Group

Proposal No. 1--Election of Directors

There are nine nominees for election to our Board this year. All of the nominees have served as directors since the last Annual Meeting. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next Annual Meeting and until their respective successors are elected.1

The Board of Directors recommends a vote FOR the election of each of the following nominees.

Vote Required

The nine persons receiving the highest number of votes represented by outstanding shares present or represented by proxy and entitled to vote will be elected. Except as otherwise indicated, each director has served for at least five years in the positions stated below.

Douglas M. Brown(3,4,5,6,9,12,13)
Director since 2001
age 66

      Mr. Brown, a resident of the state of New Mexico, is president and chief executive officer of Tuition Plan Consortium. From 1990 to 1999, he was president and chief executive officer of Talbot Financial Services. He is also president of Albuquerque Community Foundation and serves as a regent of the University of New Mexico.

Robert W. Foy(2,11)
Director since 1977
age 67

      Mr. Foy is Chairman of the Board of California Water Service Group and its subsidiaries. He was formerly president and chief executive officer of Pacific Storage Company, a diversified transportation and warehousing company serving Stockton, Modesto, Sacramento, San Jose, Vallejo, and Merced, California. He has served as Chairman of California Water Service Group since January 1, 1996. He serves as a member of the San Jose State University College of Business International Board of Advisors.

Edward D. Harris, Jr., M.D.(2,4,6,13)
Director since 1993
age 66

      Dr. Harris is the George DeForest Barnett professor of medicine, emeritus, at Stanford University Medical Center. He is the Academic Secretary to Stanford University. He is a director of the Genentech Research and Educational
Foundation. He is also the executive secretary of Alpha Omega Alpha, the National Medical Honor Society and the governor of the American College of Physicians/American Society of Internal Medicine--Northern California Chapter.

       [PHOTO]             [PHOTO]                  [PHOTO]
  Douglas M. Brown      Robert W. Foy     Edward D. Harris, Jr., M.D.


                                               California Water Service Group 13

Proposal No. 1--Election of Directors

Bonnie G. Hill(6,13)
Director since 2003
age 62

      Ms. Hill is the president of B. Hill Enterprises, LLC, a consulting firm specializing in corporate governance and board organization and public policy issues. She is also chief operating officer of Icon Blue, a brand marketing company. From 1997 to 2001, she was president and chief executive officer of Times Mirror Foundation and senior vice president, communications and public affairs, of The Los Angeles Times. She is a director of AK Steel Holdings Corp., Albertson's, Inc., ChoicePoint, Inc.,* Hershey Foods Corp., Home Depot, Inc. and Yum Brands, Inc. She is also a director of the Los Angeles Urban League, United Way of Los Angeles, and Goodwill Industries of Greater Los Angeles.

      *Ms. Hill is not standing for reelection as a director of ChoicePoint Inc.


David N. Kennedy(4,5,13)
Director since 2003
age 67

      Mr. Kennedy is retired from the State of California. From 1983 to 1998, he was director of the California Department of Water Resources. He is a life member of the American Society of Civil Engineers. In 1998, he was elected to the National Academy of Engineering.

Richard P. Magnuson(2,3,4,5,6,10,13)
Director since 1996
age 48

      Mr. Magnuson is a private venture capitalist. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. He also is a director of several privately held companies.

Linda R. Meier(3,4,6,8,13)
Director since 1994
age 63

      Ms. Meier is a director of Greater Bay Bancorp, the Peninsula Community Foundation and the National Advisory Board of the Haas Public Service Center.
She is also a member of the Board of Trustees of the California Academy of Sciences, the former chair of the Stanford University Hospital Board of Directors (1992-1997) and a former trustee of Stanford University (1984-1994). She is the former chair of the Stanford Athletic Board, current chair of the Western Regional Advisory Board of the Institute of International Education, member of the National Board of the Institute of International Education and a board member of the Stanford Alumni Association.

    [PHOTO]            [PHOTO]              [PHOTO]             [PHOTO]
Bonnie G. Hill    David N. Kennedy    Richard P. Magnuson    Linda R. Meier


14 California Water Service Group

Proposal No. 1--Election of Directors

Peter C. Nelson(2)
Director since 1996
age 56

      Mr. Nelson is president and chief executive officer of California Water Service Group and its subsidiaries. Before joining California Water Service Group in 1996, he was vice president, division operations (1994-1995) and region vice president (1989-1994) of Pacific Gas & Electric Company. He is a director of the California Chamber of Commerce and Chair of the Water Resources Committee.

George A. Vera(3,5,7,13)
Director since 1998
age 60

      Mr. Vera is vice president and chief financial officer of the David and Lucile Packard Foundation. Until 1997, he was an audit partner at Arthur Andersen, LLP.

1 No nominee has any family relationship with any other nominee or with any executive officer of the Group. "Director since" date refers to the year the nominee first was elected or appointed to the Board of California Water Service Group or California Water Service Company, as appropriate.

2     Member of Executive Committee

3     Member of Audit Committee

4     Member of Compensation Committee

5     Member of the Finance Committee

6     Member of Nominating/Corporate Governance Committee

7     Chair of the Audit Committee

8     Chair of the Compensation Committee

9     Chair of the Finance Committee

10    Chair of the Nominating/Corporate Governance Committee

11    Chair of the Executive Committee

12    Chair of Board's Executive Sessions

13    Independent director

          [PHOTO]               [PHOTO]              [PHOTO]
      Peter C. Nelson       Langdon W. Owen       George A. Vera


                                               California Water Service Group 15

Stock Ownership of Management and Certain Beneficial Owners

Ownership of Directors and Executive Officers

(Common and Preferred Stock Ownership as of January 1, 2004)(1)

               Name                                                 Shares Owned
--------------------------------------------------------------------------------
Douglas M. Brown                                                        2,000
Director
--------------------------------------------------------------------------------
Francis S. Ferraro                                                      6,983(2)
Executive Officer
--------------------------------------------------------------------------------
Robert W. Foy                                                          27,363(3)
Director and Executive Officer
--------------------------------------------------------------------------------
Robert R. Guzzetta                                                      9,090(4)
Executive Officer
--------------------------------------------------------------------------------
Edward D. Harris, Jr., M.D                                              1,399
Director
--------------------------------------------------------------------------------
Bonnie G. Hill                                                          1,000
Director
--------------------------------------------------------------------------------
David N. Kennedy                                                        1,000
Director
--------------------------------------------------------------------------------
Richard P. Magnuson                                                    17,661
Director
--------------------------------------------------------------------------------
Linda R. Meier                                                          3,000
Director
--------------------------------------------------------------------------------
Peter C. Nelson                                                        33,444(5)
Director and Executive Officer
--------------------------------------------------------------------------------
Raymond H. Taylor                                                       8,310(6)
Executive Officer
--------------------------------------------------------------------------------
George A. Vera                                                          1,550
Director
--------------------------------------------------------------------------------
All directors and executive officers as a group(7)                    147,237
--------------------------------------------------------------------------------

1 No director or executive officer owns any shares of Series C preferred stock. All directors and executive officers have sole voting and investment power over their shares (or share such powers with their spouses). To the knowledge of the Group, as of January 1, 2004, all directors and executive officers together beneficially owned an aggregate of less than 1% of the Group's outstanding common shares.

2 Includes 983 shares in the Employees Savings Plan. Includes 6,000 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2004.

3 Includes 2,063 shares held in the Employees Savings Plan. Includes 18,500 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2004.

4 Includes 3,090 shares held in the Employees Savings Plan. Includes 6,000 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2004.

5 Includes 1,800 shares held in the Employees Savings Plan. Includes 28,125 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2004.

6 Includes 2,310 shares held in the Employees Savings Plan. Includes 6,000 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2004.

7 Includes 14,683 shares held in the Employees Savings Plan for the benefit of executive officers. Includes 94,625 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2004.


16 California Water Service Group

Ownership of Largest Principal Stockholders

The following table shows the largest principal holders of the Group's voting securities as of January 1, 2004:

Class      Beneficial Owner                          Number of Shares     Percent of Class
-------------------------------------------------------------------------------------------
Common     SJW Corp.(1)                              1,099,952            6.3%
           374 W. Santa Clara Street
           San Jose, CA 95196
-------------------------------------------------------------------------------------------
Common     Participants in California                  458,658            2.7%
           Water Service Company
           Employees Savings Plan (a 401(k) plan)
           1720 N. First Street
           San Jose, CA 95112
-------------------------------------------------------------------------------------------

1     SJW Corp. has sole voting and investment power over these shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Securities Exchange Act of 1934, requires our directors, certain officers, and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership of our securities. Based solely on its review of the copies of forms furnished to the Group, or written representations that no annual forms (SEC Form 5) were required, the Group believes that during 2003, all Section 16(a) filings of the officers, directors and 10-percent stockholders of the Group complied with requirements for reporting stock ownership.


                                               California Water Service Group 17

Executive Compensation

SUMMARY COMPENSATION TABLE The following table discloses the compensation of the president and chief executive officer and our four other most highly paid executive officers for the three years ended December 31, 2003.

                                                                                       Long Term
                                                     Annual Compensation              Compensation
                                                 ----------------------------   -----------------------
                                                                Other Annual     Securities Underlying      All Other
Name and Principal Position              Year      Salary(1)    Compensation       Options/SAR's (#)(8)    Compensation
-----------------------------------------------------------------------------------------------------------------------
Peter C. Nelson                         2003     $514,066         $13,750(2)                 --              $7,336(3)
President and Chief Executive Officer   2002      479,309          12,265(2)             15,000               6,336(4)
                                        2001      449,296          11,440(2)             15,000               5,586(5)
-----------------------------------------------------------------------------------------------------------------------
Robert W. Foy                           2003     $306,552         $13,750(2)                 --              $7,336(3)
Chairman of the Board                   2002      291,257          12,265(2)             10,000               6,336(4)
                                        2001      276,584          11,440(2)             10,000               5,586(5)
-----------------------------------------------------------------------------------------------------------------------
Francis S. Ferraro                      2003     $237,355                --                  --              $7,336(3)
Vice President, Regulatory Matters      2002      221,628                --               3,000               6,336(4)
and Corporate Development               2001      204,857                --               3,000               5,886(5)
-----------------------------------------------------------------------------------------------------------------------
Robert R. Guzzetta                      2003     $197,307                --                  --              $6,336(4)
Vice President, Engineering and         2002      185,874                --               3,000               5,836(6)
Water Quality                           2001      175,080                --               3,000               5,586(5)
-----------------------------------------------------------------------------------------------------------------------
Raymond H. Taylor                       2003     $195,464                --                  --              $7,330(7)
Vice President, Operations              2002      187,643                --               3,000               6,336(4)
                                        2001      181,969                --               3,000               5,586(5)
-----------------------------------------------------------------------------------------------------------------------

Footnotes to Summary Compensation Table

1 Includes salary, amounts deferred under the Employees Savings Plan and compensation associated with the non-business use of a company automobile except for Mr. Nelson, who does not have a company automobile. The value of automobile use amounted to $6,938, $7,753, $7,568 and $5,644 for Messrs. Foy, Ferraro, Guzzetta and Taylor, respectively.

2     Director meeting fees.

3 Includes Employees Savings Plan contributions of $7,000 and annual life insurance premiums of $336.

4 Includes Employees Savings Plan contributions of $6,000 and annual life insurance premiums of $336.

5 Includes Employees Savings Plan contributions of $5,250 and annual life insurance premiums of $336.

6 Includes Employees Savings Plan contributions of $5,500 and annual life insurance premiums of $336.

7 Includes Employees Savings Plan contributions of $6,994 and annual life insurance premiums of $336.

8     Option grants were not awarded for 2003.

SEVERANCE AGREEMENTS In 1998, we entered into executive severance plan agreements with all officers. These agreements provide officers with severance payments of approximately three times their annual salary if the Group merges with another company or effects another transaction by which another company acquires control and as a result, within 24 months, these officers lose their executive positions. This severance amount would be paid in three equal annual payments, beginning the month following termination.

OPTION/SAR GRANTS IN 2003 Option grants were not awarded for 2003.


18 California Water Service Group

AGGREGATED OPTION/SAR EXERCISES IN 2003 AND 2003 FISCAL YEAR-END OPTION/SAR VALUES The following table shows 2003 fiscal year-end number and value of unexercised options held by the president and chief executive officer and our four other most highly paid executive officers. There were no options exercised by such persons during 2003.

                                             Number of Securities          Value of Unexercised
                                           Underlying Unexercised                  In-the-Money
                                           Options/SARs at FY-End    Options/SARs at FY-End ($)
                Name                    Exercisable/Unexercisable     Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------
Peter C. Nelson                                   20,625/21,875                 $60,071/$49,837
President and
Chief ExecutiveOfficer
------------------------------------------------------------------------------------------------
Robert W. Foy                                     13,500/14,500                 $38,401/$32,863
Chairman of the Board
------------------------------------------------------------------------------------------------
Francis S. Ferraro                                  4,500/4,500                 $13,641/$10,510
Vice President, Regulatory Matters
and Corporate Development
------------------------------------------------------------------------------------------------
Robert R. Guzzetta                                  4,500/4,500                 $13,641/$10,510
Vice President, Engineering and
Water Quality
------------------------------------------------------------------------------------------------
Raymond H. Taylor                                   4,500/4,500                 $13,641/$10,510
Vice President, Operations
------------------------------------------------------------------------------------------------

EQUITY COMPENSATION PLAN INFORMATION The following table sets forth information about the number of options previously granted and outstanding and the number available for future grants. All options were granted under the Group's Long Term Incentive Plan, which was approved by the stockholders of the Group at their 2000 Annual Meeting.

                                                  (a)                      (b)                                     (c)
                           Number of securities to be         Weighted-average          Number of securities remaining
                              issued upon exercise of        exercise price of     available for future issuance under
                                 outstanding options,     outstanding options,    equity compensation plans (excluding
Plan category                     warrants and rights      warrants and rights     securities reflected in column (a))
----------------------------------------------------------------------------------------------------------------------
Equity compensation                         149,250                    $ 24.77                               1,350,750
plans approved by
security holders
----------------------------------------------------------------------------------------------------------------------
Equity compensation                            None                       None                                    None
plans not approved by
security holders
----------------------------------------------------------------------------------------------------------------------
Total                                       149,250                    $ 24.77                               1,350,750
----------------------------------------------------------------------------------------------------------------------


                                               California Water Service Group 19

PENSION PLANS The table(1) that follows shows the estimated annual benefits the Group must pay upon retirement to executive officers under the Group's Pension Plan and Supplemental Executive Retirement Plan ("SERP"). The SERP is designed to provide executive officers a pension benefit which when combined with the regular pension plan benefit would equal the pension benefit that would be provided if the regular Pension Plan's benefit were unaffected by the federal tax law restrictions on retirement plan benefits. The years of service required to earn maximum benefit under the SERP is 15 years.

Three Highest Consecutive
Years Average Compensation(2)     5 Years      10 Years      15 Years
-----------------------------------------------------------------------
$ 200,000                       $  40,000      $ 80,000     $ 120,000
  250,000                          50,000       100,000       150,000
  300,000                          60,000       120,000       180,000
  350,000                          70,000       140,000       210,000
  400,000                          80,000       160,000       240,000
  450,000                          90,000       180,000       270,000
  500,000                         100,000       200,000       300,000
  550,000                         110,000       220,000       330,000

1 The pension table above shows estimated annual retirement benefits, payable as a straight life annuity, assuming retirement at age 60, using the normal form of benefits under the above plans. The benefits are not subject to any deductions for Social Security or other offset amounts.

2 Compensation includes salary as set forth in the Summary Compensation Table. The number of years of credited service at January 1, 2004, for officers named in the Compensation Table is as follows: Mr. Nelson, 23; Mr. Foy, 23; Mr. Ferraro, 14; Mr. Guzzetta, 26; and Mr. Taylor, 21.


20 California Water Service Group

Report of the Compensation Committee of the Board of Directors on Executive Compensation

What is this report?

The Securities and Exchange Commission requires that public companies disclose the policies that they use to establish executive officer compensation. This report explains the criteria that the Group used to determine the compensation of all of its officers in 2003.

What are the Compensation Committee's responsibilities?

The Committee is responsible for establishing and implementing policies and programs to compensate Group executives. Each November, the Committee reviews and recommends compensation levels for all executive officers for the 12-month period beginning January 1. The Committee submits its recommendations to the entire Board for approval. In 2003, the Board adopted the Committee's recommendations without modification. During 2003, the Committee met four times.

What is our compensation philosophy?

The primary objectives of our executive compensation program are:

      1)    To attract, retain and motivate talented and experienced executives,

      2) To reward excellent job performance and contributions to the Group's future success, and

      3)    To provide fair and reasonable compensation.

The Compensation Committee believes that compensating executives on this basis leads to excellent executive performance, which benefits stockholders and ratepayers alike. When making its recommendations, the Committee takes into account that the California Public Utilities Commission ("CPUC") reviews the compensation decisions of the Group's officers for reasonableness. Furthermore, as a regulated utility, the Group's financial performance is to a large extent dependent upon CPUC ratemaking decisions and other factors beyond management's control, such as weather. Therefore, the Committee's decisions largely are determined by its evaluation of factors that are within management's control.

Who serves on the Compensation Committee?

The Compensation Committee is composed of Ms. Meier (Committee Chair), Mr. Brown, Dr. Harris, Mr. Kennedy and Mr. Magnuson. All members of the Compensation Committee meet the independence standard adopted by the Board and the New York Stock Exchange standard for independence.

How is executive compensation determined?

When examining the annual compensation of individual executives, the Committee considers the officer's duties, performance and contribution to the Group's current and future success. The Committee also considers the officer's experience, tenure, value to the Group, prior salary adjustments and the inflation rate.

      In order to set salaries for the Group's officers at competitive and reasonable levels, the Committee annually reviews the compensation of officers of other major water companies. The Committee factors into its analysis the Group's comparatively low number of officers and its limited methods of compensation.

      Mr. Nelson's Compensation. In November 2002, the Committee reviewed the compensation for Peter C. Nelson, president and chief executive officer. The Committee set Mr. Nelson's 2003 compensation using the same factors that it used to set the compensation of the other Group executives.

Do executive officers of California Water Service Group receive additional compensation for serving as executive officers of California Water Service Company, CWS Utility Services, Hawaii Water Service Company, New Mexico Water Service Company and Washington Water Service Company?

No. Group officers do not receive additional compensation for serving as officers of the Group's subsidiaries.

Does the Group have a Long Term Incentive Plan?

Yes. Stockholders of the Group approved a Long Term Incentive Plan at the April 19, 2000 Annual Meeting. The plan allows the Group to offer competitive compensation, thus assisting in recruiting and retaining top-performing individuals. The plan also aligns the interests of stockholders and participants. Finally, the plan provides the potential to link benefits to the Group's achievement of stockholder, customer or other performance goals, which gives participants an incentive to achieve these goals.


                                               California Water Service Group 21

Report of the Compensation Committee of the Board of Directors on Executive Compensation

Who determines the amount and type of award granted?

The Compensation Committee determines stock option awards for executive officers. The Chief Executive Officer recommends the stock option award level for all other participants. All stock option awards (if any), including the terms and conditions, are approved by the Compensation Committee and the Board of Directors.

Were option grants awarded under the Long Term Incentive Plan for 2003?

No. Option grants were not awarded for 2003.

Does the Group have an Executive Severance Plan?

Yes. Effective December 16, 1998, the Board of Directors adopted an Executive Severance Plan for the benefit of the officers of Group and its subsidiaries. The Board adopted the plan, in the event of a change in control, to provide effective leadership during a transition period. Prior to a change in control, the plan also would facilitate a transaction that is in the best interests of the Group and its stockholders, and provide some measure of security to management in the event their employment is terminated following a change in control.

How have we responded to IRS limits on deductibility of compensation?

The  Committee  has  reviewed  the Group's  compensation  structure  in light of
Section 162(m) of the Internal Revenue Code, which limits the amount of compensation that the Group may deduct in determining its taxable income for any year to $1,000,000 for any of its five most highly compensated executive officers. In 2003, no executive officer's compensation exceeded the limitation set by Section 162(m).

Compensation Committee:

Linda R. Meier, Committee Chair
Douglas M. Brown
Edward D. Harris, Jr., M.D.
David N. Kennedy
Richard P. Magnuson

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or employee of the Group or any of its subsidiaries during 2003. None of the executive officers of the Group has served on the Board of Directors or on the Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Group.


22 California Water Service Group

Audit Committee

Report of the Audit Committee

The Audit Committee oversees the Group's financial reporting process on behalf of the Board of Directors. The Committee's purpose and responsibilities are set forth in the Audit Committee Charter, which was revised and restated by the Board of Directors at its January 28, 2004 meeting. The charter, which is printed in Appendix A of this proxy statement, was revised to include definitions of a quorum. The Committee consists of four members, each of whom meets the New York Stock Exchange standards for independence and the Sarbanes-Oxley Act independence standards for audit committee membership, and has at least one member meeting the requirements of a financial expert. During 2003, the Committee met four times.

      The Group's management has primary responsibility for preparing the Group's financial statements and the overall reporting process, including the Group's system of internal controls. KPMG LLP, the independent auditors, audited the financial statements prepared by the Group and expressed their opinion that the financial statements present fairly the Group's financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

      In connection with the December 31, 2003 financial  statements,  the Audit
Committee:

      (1)   reviewed  and  discussed  the  audited  financial   statements  with
            management and the independent auditors;

      (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, "Communication with Audit Committees;"

      (3) received from KPMG LLP and discussed with the auditor written disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees;" the Committee also discussed with KPMG LLP the firm's independence, and considered whether the firm's provision of non-audit services and the fees and costs billed for those services are compatible with KPMG LLP's independence; and

      (4) met privately with the Group's independent auditors and internal auditors, each of whom have unrestricted access to the Audit
            Committee, without management present, and discussed their evaluations of the Group's internal controls and overall quality of the Group's financial reporting and accounting principles used in preparation of financial statements. The Committee also met privately with the Group's Chairman and the President and Chief Executive Officer, the Chief Financial Officer and the Controller to discuss the same issues.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

Audit Committee
George A. Vera, Committee Chair
Douglas M. Brown
Richard P. Magnuson
Linda R. Meier


                                               California Water Service Group 23

Relationship with Independent Auditors

The Audit Committee has selected KPMG LLP to serve as the Group's independent auditors for the year ending December 31, 2004. The Committee's selection of KPMG LLP as independent auditors is subject to ratification by vote of the stockholders at their Annual Meeting.

      The Audit Committee considered the compatibility of non-audit services provided by KPMG LLP with maintaining the auditors' independence. The Committee also reviewed the non-audit service fees paid to KPMG LLP which are described below. Based on its review, the Committee determined that the auditors' independence relative to financial audits was not jeopardized by the non-audit services.

(amounts in thousands)
Category of Services                Fiscal Year 2002           Fiscal Year 2003
--------------------------------------------------------------------------------
Audit Fees(1)                             $256                       $249
--------------------------------------------------------------------------------
Audit-Related Fees(2)                       25                          0
--------------------------------------------------------------------------------
Tax Fees(3)                                 10                          0
--------------------------------------------------------------------------------
Subtotal                                  $291                       $249
--------------------------------------------------------------------------------
All Other Fees(4)                         $122                       $130
--------------------------------------------------------------------------------

1 The audit services included audits of California Water Service Group and California Water Service Company annual financial statements for the year ended December 31, 2003, and quarterly reviews of the Group's interim financial statements.

2 Services include assurance and related services by the auditor that are reasonably related to the performance of the audit or review of the Group's financial statements and are not reported under "Audit Fees." Services in this category rendered during 2002 included a review of the Group's process of closing its books.

3     Services include tax compliance, tax advice and tax planning.

4 Services include other services (and products) provided by the auditors, other than the services reported above in this table. Services in this category rendered during 2002 included internal audit services . Services in this category rendered during 2003 included reviewing the Group's shelf registration statement on Form S-3 and providing a comfort letter related to the issuance of common stock.

All non-audit services provided by the auditors are subject to pre-approval by the Audit Committee, as described in the Audit Committee Charter, Appendix A of this proxy statement.


24 California Water Service Group

Performance Graph

The graph below shows a five-year comparison of cumulative total returns for the Group, the S&P 500 Index and the AG Edwards Water Utility Average of 11 companies.

   [The following table was depicted as a line graph in the printed material.]

                              [LINE CHART OMITTED]

Performance Graph Data

                                      1998     1999     2000     2001     2002     2003
California Water Service Group        100      101       94       94       90      109
S&P 500 Index                         100       91      143       99       70       88
AG Edwards Water Utility Average      100      136      130      156      154      187

Past stock performance is not necessarily indicative of future performance.


                                               California Water Service Group 25

Proposal No. 2--Ratification of Selection of KPMG LLP as Auditors for 2004

Stockholders will vote on the ratification of KPMG LLP, certified public accountants, to audit the Group's books, records and accounts for the year ending December 31, 2004. Following the recommendation of the Audit Committee, the Board recommends a vote FOR the adoption of this proposal. Representatives of KPMG LLP will be present at the meeting to answer appropriate questions and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Audit Committee will reconsider the selection of the auditors.

Vote Required

In order for the ratification of independent auditors to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

The Board urges you to vote FOR this proposal.


26 California Water Service Group

Certain Transactions

CalWater provides laboratory services to a subsidiary of SJW Corp., which has ownership of over 5% of the common stock outstanding. The rates charged are comparable to rates charged to other third parties. The revenue for 2003 was approximately $0.1 million. The revenue and income from these activities are not significant to our business.

Other Matters

ADJOURNMENT. Notice of adjournment need not be given if the date, time and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 45 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting. At adjourned Annual Meetings, any business may be transacted which might have been transacted at the original Annual Meeting.

COST OF PROXY SOLICITATION. The Group will bear the entire cost of preparing, assembling, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. postal service and also may be made by telephone, or personally, by directors, officers and regular employees of the Group, who will receive no extra compensation for such services. Morrow & Co. was hired to assist in the distribution of proxy materials and solicitation of votes for $7,000, plus out-of-pocket expenses. The Group will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

OTHER MATTERS. The Board is not aware of any matters to come before the Annual Meeting other than the proposals for the election of directors and the ratification of the selection of independent auditors. If any other matters should be brought before the meeting or any adjournment thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion unless otherwise provided in the proxies. The Report of the Compensation Committee, the Report of the Audit Committee, the Performance Graph, the Audit Committee Charter contained in Appendix A to this proxy statement and the statement of independence of Audit Committee members referred to under "Board Structure- Committees-Audit" are not to be considered as incorporated by reference into any other filings which the Group makes with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.

CODE OF ETHICS. The Group has adopted a written code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller. The Group has also adopted a code of ethics for its employees. The codes are posted on the Group's website at http://www.calwatergroup.com.


                                               California Water Service Group 27

Appendix A

Audit Committee Charter

As amended and restated by the Board of Directors on January 28, 2004 and as posted on the Group's website at http://www.calwatergroup.com.

I. Purpose

The purpose of the Audit Committee of the Board of Directors is to assist the Board in oversight of the quality and integrity of the Company's financial statements and the Company's compliance with legal, regulatory and reporting requirements. The Committee is solely responsible for the selection, qualifications and compensation of the Company's independent auditors, including oversight and evaluation of Company's independent auditors and internal audit function.

II. Committee Membership

The Audit Committee shall be comprised of three or more directors appointed annually by the Board of Directors. Each Committee member shall satisfy the independence, financial literacy and experience requirements of the Securities and Exchange Commission ("SEC"), the New York Stock Exchange and other regulatory bodies. The Board of Directors shall determine that each member is free of any relationship with the Company which, in the opinion of the Board of Directors, may interfere with the exercise of independent judgment. At least one member of the Committee shall have accounting or financial management expertise, as required by the rules and regulations of the Exchange.

III. Meetings

The Audit Committee shall meet as often as necessary to fulfill its responsibilities, but not less than quarterly. At least quarterly, the Committee shall hold separate, private meetings with the Company's Chief Financial Officer and Controller, and the Company's independent auditors. At least twice each year, the Committee shall meet with representatives of the internal audit firm. Each such person shall have free and direct access to the Committee and any of its members.

      The Committee shall meet only if a quorum is present. The presence of a majority of the members will constitute a quorum.

      The Committee shall maintain a one-year schedule of future meeting dates including a preliminary agenda for each meeting. Final meeting agendas shall be drafted by the Committee Chair in consultation with the Chief Financial Officer, the independent auditors and the internal auditor.

      Following each Committee meeting, the Chair shall report to the Board of Directors the Committee's activities, concerns, conclusions and recommendations, reviewing with the Board the broad scope of issues that may come before the Committee including the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, and performance of the internal audit function.

IV. Authority of Committee

In discharging its oversight role and responsibilities, the Committee is empowered to investigate any matter brought to its attention or assigned by the Board of Directors. The Committee may require Company personnel to assist in any such investigations, and it is empowered to engage and retain outside legal counsel and other experts to assist in such investigations or other matters as it deems necessary.

V. Responsibilities of the Audit Committee

The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. In fulfilling these responsibilities, the independent auditors are ultimately accountable to the Audit Committee, and management is ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee provides an oversight function. This Charter should not be construed to imply that the Audit Committee is required to provide or does provide any assurance or certification as to the Company's financial statements or as to its compliance with laws, rules or regulations. In order to fulfill its oversight responsibility, the Audit Committee must be capable of conducting free and open discussions with management, internal and independent auditors, employees and others regarding the quality of the financial statements and the system of internal controls.

To fulfill its responsibilities, the Audit Committee shall:


28 California Water Service Group

With Respect to the Independent Auditors:

      1. Be directly responsible for the appointment, compensation and oversight of the independent auditors, subject to stockholder ratification.

      2. Review and evaluate the independent auditors' performance. The evaluation should include a performance review of the independent auditors' lead partner. In making its evaluation, the Committee should take into account the opinions of management.

      3.    Ensure the auditors' independence by:

            (i)   requiring  that the  auditors  submit  annually  to the  Audit
                  Committee  a  formal   written   statement   delineating   all
                  relationships between the auditor and the Company;

            (ii) actively engaging in a dialogue with the auditors with respect to all relationships or services that may impact their objectivity and independence, including the matters required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees"; and

            (iii) setting clear policies defining the circumstances  under which the Company is permitted to hire former employees of the independent auditors.

      4. Review and approve in advance any non-audit services and related fees proposed to be undertaken by the independent auditors on behalf of the Company.

      5. Annually review the auditors' proposed scope and audit plan, and discuss staffing and timing of the audit and related matters.

      6. Review, at least annually, the auditors' report on their internal quality controls and any material issues and the steps taken and to be taken to deal with issues raised by the independent auditors' internal quality review, peer review, or inquiry by governmental or professional organizations, at any time within the past five years.

      7. Obtain from management, review and approve a description of issues and responses whenever a second opinion is proposed to be sought by management from another outside accountant.

      8. Require the auditors to rotate the lead audit partner assigned to the Company's audit and the second partner responsible for reviewing the audit at least every five years.

      9. Periodically review rotating the independent audit firm to be selected as the Company's independent auditors. The audit committee should present its conclusions with respect to the independent auditors to the Board of Directors.

With Respect to Financial Statements:

      10. Review accounting principles and financial statement presentations, including:

            (i) any changes in the Company's selection or application of significant accounting principles;

            (ii) any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted by the
                  independent    auditors   in   light   of   material   control
                  deficiencies;

            (iii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative Generally Accepted Accounting Principles ("GAAP") on the financial statements; and

            (iv) the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the Company's financial statements for compliance with applicable accounting and disclosure rules.

      11.   Review with the Company's auditors:

            (i)   all critical accounting policies and practices to be used;

            (ii) all alternative treatments of financial information within GAAP that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

            (iii) other material written  communications between the independent auditors and Company's management, such as any management letter or schedule of unadjusted accounting differences.


                                               California Water Service Group 29

      12. Inquire of the independent auditors at a post-audit, pre-issuance review of the Company's annual financial statements, the auditors' opinion thereon, and any problems, difficulties or disagreements with management encountered by the auditors during the course of the audit, and management's response, including reviewing with the auditor:

            (i) any restrictions on the scope of the independent auditors' activities or access to requested information;

            (ii) any accounting adjustments, whether material or not, that were noted or proposed by the auditors but were not recorded by the Company and assess the reason the adjustments were not recorded;

            (iii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and

            (iv) any "management" or "internal control" letter issued, or proposed to be issued, by the auditors to the Company.

      13. Discuss with the Company's financial management and with the independent auditors the quarterly and annual financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to any public release or announcement or submission to a regulatory agency.

      14. Review with management each Form 10-K and 10-Q report required to be submitted to the SEC, its disclosures to the Committee under Section 302 of the Sarbanes-Oxley Act ("Act") and the contents of the Chief Executive Officer and the Chief Financial Officer certifications required to be filed under Section 302 and 906 of the Act.

      15. Discuss with the independent auditors the matters required to be discussed by relevant auditing standards, including the quality, and not just the acceptability, of the accounting principles and underlying estimates used in the preparation of the financial statements.

      16. Recommend to the Board of Directors that the financial statements be included in the Company's annual report to the SEC on Form 10-K, if the Committee finds the financial statements acceptable; such recommendation shall be reported in the Audit Committee report included in the proxy statement.

      17. Review and discuss quarterly earnings releases with the Company's financial management and the independent auditors prior to issuance.

      18. Review the Company's policy for financial information and earnings guidance provided to analysts and rating agencies. Review, prior to publication or filing of other Company financial information, such as news releases, required regulatory filings and guidance provided to financial analysts, that include financial information, as the Committee deems desirable.

With Respect to Internal Auditing and Internal Controls:

      19. Appoint, in consultation with management, the Company's internal audit firm that shall report to and be responsible to the Committee.

      20. Review and approve the annual internal audit plan including internal audit firm compensation.

      21.   Annually  review the quality of internal  accounting  and  financial control, internal auditor reports and opinions and any recommendations the auditor may have for improving or changing the Company's internal controls, as well as management's response to the auditor's recommendations.

      22. Discuss policies with respect to the Company's risk assessment and risk management, and review the Company's major financial risk exposures and the steps management has taken and proposes to take to monitor and control such exposures.


30 California Water Service Group

VI. Annual Performance Evaluation and Other Matters

      23. The Committee shall conduct an annual performance evaluation that considers matters related to its responsibilities in dealing with the independent auditors, financial statements, internal audit function and internal control.

      24.   This Charter will be reviewed at least  annually with  revisions the
            Committee   determines  as  necessary   proposed  to  the  Board  of
            Directors.

      25. The Committee will prepare a report to the stockholders for inclusion in each proxy statement, as required by SEC regulations. The Audit Committee Charter will be published each year in the proxy statement and be available through the Company's website. The report will include the name(s) of the Committee members who qualify as financial experts as defined by the SEC.

      26. Annually the Committee will review and approve the Company's code of business conduct and ethics for directors and executive officers, including the code of conduct for the CEO and financial executives. The Committee will approve any waivers in the codes and ascertain that changes and waivers are disclosed in a Form 8-K filing with the SEC.

      27. The Committee will maintain procedures whereby an employee may submit, on a confidential and anonymous basis, complaints regarding questionable accounting, internal accounting controls, or auditing matters. There shall also be procedures for the Committee, at its Chair's direction, to investigate these matters.


                                               California Water Service Group 31

[GRAPHIC OF MAP SHOWING COMPANY'S STREET LOCATION OMITTED]

California Water Service Group

California Water Service Company,
Hawaii Water Service Company,
New Mexico Water Service Company,
Washington Water Service Company and
CWS Utility Services
1720 North First Street
San Jose, CA 95112-4598
(408) 367-8200

California Water Service Group
1720 North First Street
San Jose, California 95112-4598
408.367.8200
www.calwater.com

[GRAPHIC OF LOGOS OF COMPANY AND ITS SUBSIDIARIES OMITTED]

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                      PROXY

                         CALIFORNIA WATER SERVICE GROUP

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

PETER C. NELSON and PAUL G. EKSTROM, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock and preferred stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held at 1720 N. First Street, San Jose, California on Wednesday, April 28, 2004 at 10:00 A.M., or at any adjournment thereof. By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the notice of meeting and proxy statement relating to this meeting and of the Group's Annual Report to Stockholders for 2003.

PLEASE DATE, SIGN, AND MAIL AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

Unless otherwise specified below this proxy authorizes the proxies to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed on the reverse side as the proxies determine in their discretion. To specify a different method of cumulative voting, write "Cumulate For" and the number of shares and the name(s) of the nominee(s) in the space provided below.

--------------------------------------------------------------------------------

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

CALIFORNIA WATER SERVICE GROUP
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                          --------------------------


                          --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

--------------------------------------------
        VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO   [GRAPHIC]
HTTP://WWW.EPROXYVOTE.COM/CWT
--------------------------------------------

OR

--------------------------------------------

         VOTE-BY-TELEPHONE

CALL TOLL-FREE                     [GRAPHIC]
1-877-PRX-VOTE (1-877-779-8683)
--------------------------------------------

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

    We have been advised by counsel that these telephone and Internet voting procedures comply with Delaware law.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

|X|  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

        ---------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSALS 1 AND 2.
        ---------------------------------------------------------------

1.    ELECTION OF DIRECTORS

NOMINEES: (01) Douglas M. Brown,
          (02) Robert W. Foy,
          (03) Edward D. Harris, Jr., M.D.,
          (04) Bonnie G. Hill,
          (05) David N. Kennedy,
          (06) Richard P. Magnuson,
          (07) Linda R. Meier,
          (08) Peter C. Nelson, and
          (09) George A. Vera

        |_| FOR ALL NOMINEES       |_| WITHHELD FROM ALL NOMINEES

                |_| __________________________________
                FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP, as the independent auditors of the Group for 2004.

                                FOR     AGAINST         ABSTAIN
                                |_|       |_|             |_|

IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR 2004 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS PROPERLY RAISED AT THE MEETING. THE COMPANY KNOWS OF NO OTHER MATTER TO BE RAISED AT THE MEETING OTHER THAN AS SET FORTH IN THE COMPANY'S PROXY STATEMENT.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             |_|

NOTE: Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title. In the case of shares standing in the name of two or more persons, Delaware law permits the voting of such shares under a proxy signed by any one of such persons if none of the others is present in person or represented by proxy.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

Signature: ______________________ Date: _____________________

Signature: ______________________ Date: _____________________